UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

BIOCARDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38999	23-2753988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Soquel Way Sunnyvale, California 94085
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 226-0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BCDA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01         Regulation FD Disclosure.

On May 28, 2026, BioCardia, Inc. issued a press release reporting the Consultation Record from Japan’s Pharmaceutical and Medical Device Agency (PMDA) supports submission for regulatory approval of the CardiAMP® cell therapy for the treatment of ischemic heart failure of reduced ejection fraction (HFrEF) based on the Company’s three completed clinical trials of this therapy in HFrEF. PMDA’s Consultation Record confirms alignment on remaining questions to address before, and as part of the submission, for regulatory approval for ischemic HFrEF patients with elevated biomarkers of heart stress (NTproBNP) on stable guideline directed medical therapy (GDMT). PMDA noted that the positive outcomes seen in the trial were credible. It is estimated that 20,000 of the 300,000 patients in Japan would initially be eligible for this therapy. PMDA requested BioCardia demonstrate that enrolled patients were on GDMT and not eligible for revascularization procedures, required per CardiAMP HF protocol, and provide additional details for each incidence of all-cause death, heart transplantation or left ventricular assist device implantation.

The results presented by Dr. Raval, on behalf of the CardiAMP CMI Investigators, showed that the minimally invasive CardiAMP Cell Therapy procedure was well tolerated with no treatment emergent major adverse cardiac events and patients demonstrated positive clinical outcomes including increased exercise tolerance and reduced frequency of angina episodes with the autologous cell therapy up through two years follow-up. Prior to treatment, all patients were on guideline-directed medical therapy and had received all available percutaneous and/or surgical options as appropriate for their medical condition. Patients experienced increased exercise tolerance, improving by an average of 179 seconds, which persisted for the two-year study follow-up. Angina episodes were reduced by an average of 82% by six-months after treatment.

A copy of the press release is attached hereto as Exhibit 99.1 to this current report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	BioCardia, Inc. press release dated May 28, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCARDIA, INC.

/s/ Peter Altman, Ph.D.
Peter Altman, Ph.D.
President and Chief Executive Officer

Date: May 28, 2026